UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(as depositor in connection with an Indenture, dated as of September 28, 2006, providing for, inter alia, the issuance of Asset-Backed Notes, Series 2006-3)

Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333- 131637-02	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Woodbury Road Woodbury, New York	11797
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

On September 28, 2006, a single series of notes, entitled Renaissance Home Equity Loan Trust 2006-3, Home Equity Loan Asset-Backed Notes, Series 2006-3, was issued pursuant to an Indenture, dated as of September 28, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Renaissance Home Equity Loan Trust 2006-3 (the “Issuer”), HSBC Bank USA, National Association (the “Indenture Trustee”) and Wells Fargo Bank, N.A. Twenty classes of notes, designated as the “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes”, the “Class AF-1 Notes”, the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes,” the “Class M-9 Notes,” the “Class N-1 Notes” and the “Class N-2 Notes” (collectively, the “Notes”) were issued. The Notes are secured by a pool (the “Mortgage Pool”) of fixed- and adjustable-rate, first and second lien, sub-prime residential and mixed-use mortgage loans (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $824,999,010.80 as of the later of (x) close of business on September 1, 2006 and (y) date of origination of such Mortgage Loan (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Sale and Contribution Agreement, dated September 28, 2006, among Renaissance Mortgage Acceptance Corp. (the “Depositor”), Renaissance REIT Investment Corp. and Delta Funding Corporation, attached hereto as Exhibit 99.1. The “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes”, the “Class AF-1 Notes”, the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes” and the “Class M-9 Notes” (collectively, the “Offered Notes”) were sold by the Depositor to J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated September 8, 2006, among the Depositor and the Underwriters. The Class N-1 Notes and Class N-2 Notes were sold by the Depositor to J.P. Morgan Securities Inc. (in such capacity, the “Initial Purchaser”) in a transaction exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that act. The net proceeds from the sale of these notes were applied by the Depositor toward the purchase of the Mortgage Loans constituting the pool assets. The Owner Trust Certificates were delivered by the Depositor to the Seller as partial consideration for the Mortgage Loans constituting the pool assets.

The Offered Notes and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 8, 2006, and the Prospectus, dated September 7, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class N-1 Notes and Class N-2 Notes have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
Class AV-1	$56,800,000	Adjustable
Class AV-2	$23,500,000	Adjustable
Class AV-3	$29,700,000	Adjustable
Class AF-1	$194,300,000	5.9170% per annum
Class AF-2	$116,400,000	5.5800% per annum
Class AF-3	$82,200,000	5.5860% per annum
Class AF-4	$68,400,000	5.8120% per annum
Class AF-5	$46,694,000	6.1200% per annum
Class AF-6	$56,444,000	5.7310% per annum
Class M-1	$25,988,000	6.0190% per annum
Class M-2	$24,338,000	6.0680% per annum
Class M-3	$14,438,000	6.1180% per annum
Class M-4	$14,025,000	6.2170% per annum
Class M-5	$11,963,000	6.2660% per annum
Class M-6	$10,313,000	6.4840% per annum
Class M-7	$9,075,000	6.9590% per annum
Class M-8	$8,250,000	7.1570% per annum
Class M-9	$7,425,000	7.5000% per annum

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No. 1.1
Description

Underwriting Agreement, dated September 8, 2006, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC, relating to the Series 2006-3 Notes.

3.1	Amended and Restated Trust Agreement, dated September 28, 2006, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2006-3 Notes.

4.1
Indenture, dated as of September 28, 2006, among Renaissance Home Equity Loan Trust 2006-3, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2006-3 Notes.

99.1
Mortgage Loan Sale and Contribution Agreement, dated September 28, 2006, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2006-3 Notes.

99.2
Servicing Agreement, dated September 28, 2006, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2006-3 and HSBC Bank USA, National Association relating to the Series 2006-3 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2006

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 8, 2006, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC, relating to the Series 2006-3 Notes.

3.1	Amended and Restated Trust Agreement, dated September 28, 2006, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2006-3 Notes.

4.1
Indenture, dated as of September 28, 2006, among Renaissance Home Equity Loan Trust 2006-3, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2006-3 Notes.

99.1
Mortgage Loan Sale and Contribution Agreement, dated September 28, 2006, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2006-3 Notes.

99.2
Servicing Agreement, dated September 28, 2006, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2006-3 and HSBC Bank USA, National Association relating to the Series 2006-3 Notes.

Exhibit 1.1

Exhibit 3.1

Exhibit 4.1

Exhibit 99.1

Exhibit 99.2